SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

Cox Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6590	58-2112288

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Lake Hearn Drive Atlanta, Georgia	30319

(Address of principal executive offices)	(Zip Code)

(404) 843-5000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Statement Under Oath of James O. Robbins, Principal Executive Officer of Cox Communications, Inc., Regarding Facts and Circumstances Relating to Securities Exchange Act Filings

99.2	Statement Under Oath of Jimmy W. Hayes, Principal Financial Officer of Cox Communications, Inc., Regarding Facts and Circumstances Relating to Securities Exchange Act Filings

Item 9. Regulation FD Disclosure.

     On August 9, 2002, the principal executive officer and the principal financial officer of Cox Communications, Inc. each signed the statement under oath required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). These were filed with and received by the Commission on August 12, 2002. Pursuant to the Statement by the Staff of the Commission on July 29, 2002, the two statements under oath are furnished herewith as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COX COMMUNICATIONS, INC.

Date: August 12, 2002	By:	/s/Andrew A. Merdek

Andrew A. Merdek Secretary